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                                                                      Exhibit 32


      CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350, AS ADOPTED PURSUANT TO
                   SEC. 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report on Form 10-K of OM Group, Inc. (the "Company") for the year ended December 31, 2005 (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 9, 2006

                                                 /s/ Joseph M. Scaminace
                                                 -------------------------------
                                                 Joseph M. Scaminace
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                                                 /s/ Kenneth Haber
                                                 -------------------------------
                                                 Kenneth Haber
                                                 Chief Financial Officer